SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         August 8, 2003 (July 28, 2003)

                        Cedar Mountain Distributors, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



            Nevada                   333-64840                 91-2015441
 ---------------------------   ----------------------       -------------------
(State or other jurisdiction) (Commission file number)     (IRS Employer ID No.)

                          1236 East Frontier Lane
                              Olathe, Kansas                       66062
                    --------------------------------------        --------
                   (address of principal executive offices)      (zip code)


                                 (913) 782-3068
                          -----------------------------
                         (Registrant's telephone number,
                              including area code)


Item 4. Changes in Registrant's Certifying Accountant.

On July 28, 2003, the Registrant dismissed Sartain Fischbein & Company, an accounting firm located in Tulsa, Oklahoma and hired Cordovano and Harvey, PC, an accounting firm located in Denver, Colorado. None of the accountants reports of Sartain Fischbein & Company contained any adverse opinion or disclaimer of opinion, or were modified as to uncertainty except for the addition of an explanatory paragraph regarding the substantial doubt raised with regards to the Company continuing as a going concern in the accountants reports included in the 10KSBs filed for years ended December 31, 2002 and 2001, audit scope, or accounting principles. The decision to change accountants reflected management's belief that a periodic change of auditors is a prudent practice. The Board of Directors of the Registrant also believed it would be in the best interest of the Registrant to retain Cordovano and Harvey, PC, and therefore approved the change of accountants. During the past two fiscal years in which Sartain Fischbein & Company served as the Registrant's accountants, there were no disagreements with Sartain Fischbein & Company whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Sartain Fischbein & Company, would have caused Sartain Fischbein & Company to make reference to the subject matter of the disagreement in connection with any of its reports. Further, during the subsequent interim period through July 28, 2003, (the date the Registrant changed accountants), there were no disagreements with Sartain Fischbein & Company whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Sartain Fischbein & Company, would have caused Sartain Fischbein & Company to make reference to the subject matter of the disagreement in connection with any of its reports.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit (16) Letter re: change in certifying accountant.


                                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Cedar Mountain Distributors, Inc.
                                                    (Registrant)





Date: August 8, 2003                        By:  /s/  James R. Smith
                                          --------------------------------
                                                      James R. Smith
                                                      President